PUTNAM
                                                 GROWTH AND
                                                 INCOME
                                                 FUND II


[Artwork]


ANNUAL REPORT
November 30, 1995


[Putnam Logo]

Boston * London * Tokyo

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FUND HIGHLIGHTS

"Our portfolio is built from the bottom up to generally withstand the volatility of economic cycles. Financial stocks, among which we found many good values, performed well in this environment, as did special situations in which internal change dominated companies' earnings trends. Companies with global presence in capital spending and infrastructure building also remain a central focus of our holdings. Regardless of near-term economic fluctuations, we believe the long-term outlook, particularly for U.S. industrial companies, is exceptionally bright."

          -- Anthony I. Kreisel, Fund Manager, Putnam Growth and Income Fund II




                CONTENTS

         4      Report from Putnam Management
         8      Fund performance summary
        14      Portfolio holdings
        18      Financial statements

FROM THE CHAIRMAN                                [Photograph of George Putnam]
                                                 * (C) Karsh, Ottawa
DEAR SHAREHOLDER:

PUTNAM GROWTH AND INCOME FUND II BEGAN INVESTMENT OPERATIONS ON JANUARY 5, 1995, WITH THE STOCK MARKET IN FULL GALLOP. THE RALLY WAS STILL UNDER WAY IN SEPTEM-BER, WHEN THE FUND ACQUIRED THE ASSETS OF PUTNAM DIVIDEND GROWTH FUND IN A MER-GER. IT CONTINUED THROUGHT THE END OF THE ABBREVIATED FIRST FISCAL YEAR, NOVEM-BER 30, 1995.

AS HE BUILT THE NEW FUND'S PORTFOLIO, FUND MANAGER ANTHONY KREISEL TOOK FULL AD-VANTAGE OF THE POSITIVE MARKET SITUATION BY FOCUSING IN THE INDUSTRY SECTORS SHOWING THE GREATEST POTENTIAL FOR LEADING THE CHARGE. AMONG THESE HAVE BEEN IN-SURANCE AND FINANCE, BOTH AMPLY REPRESENTED IN THE FUND'S PORTFOLIO DURING THE PERIOD.

TONY ALSO FOCUS HEAVILY ON INDIVIDUAL STOCK SELECTION, SEEKING COMPANIES WITH EXCEPTIONAL LONG-TERM EARNINGS GROWTH POTENTIAL. FINALLY, HE SOUGHT OUT COMPA-NIES WHOSE REAL WORTH HAS GONE UNNOTICED BY THE MARKET AT LARGE. THESE STOCKS FREQUENTLY PROVIDE SIGNIFICANT GROWTH WHEN INVESTORS DISCOVER THEIR HIDDEN VA-LUE.

IN THE REPORT THAT FOLLOWS, TONY DISCUSSES THE FUND'S PERFORMANCE DURING ITS INAUGURAL FISCAL PERIOD AND DESCRIBES HIS SELECTION PROCESS IN THE EXISTING MARKET ENVIRONMENT. FINALLY, HE LOOKS AHEAD TO THE FUND'S FIRST FULL FISCAL YEAR.

RESPECTFULLY YOURS,


GERORGE PUTNAM
CHAIRMAN OF THE TRUSTEES
JANUARY 17, 1996

* (C) copyright.

REPORT FROM THE FUND MANAGER
ANTHONY I. KREISEL

Putnam Growth and Income Fund II got off to an excellent start as measured by its total returns since the fund began investment operations on January 5, 1995. Between that date and November 30, 1995, your fund returned 30.62% at net asset value (NAV) for class A shares; 29.72% at NAV for class B shares; and 30.04% at NAV for class M shares. This was very competitive with the Standard and Poor's 500 *(R) Index's increase of 34.32% over the same period.

At the end of a fiscal year characterized by rallies in both the stock and bond markets, where the S&P 500 Index achieved new highs while long-term interest ra-tes gradually stabilized to comfortable lows, your fund's returns are indeed notable. Impressive as it is, however, your fund's performance does reflect the somewhat negative effects of a cash drag -- that is, initially having invest a large amount of incoming cash -- a common problem for the startup funds. This was particularly frustrating in an up market. Thus, the fund's participation at its early stages in this year's market rally wan not as extensive as we would liked. However, midway through the fiscal year, the fund's cash inflows began to be more readily absorbed by new investments and began making more rapid contry-butions to performance.

STOCK SELECTIVITY, OVERWEIGHTING IN FINANCIAL SECTOR BOOST PERFORMANCE
Since the start of calendar year 1995, the stock market has demostrated conti-nuos strength. During most of fiscal period, the market tended to favor stocks of larger, more established companies, the types of stocks in which your fund primarily invests. Interest-rate-sensitive stocks performed particularly well and in early 1995 we increased the fund's exposure to them. At its highest point this year, the insurance and finance sector comprised nearly 20% of the fund's net assets. This sector traditionally benefits from stable or declining interest rates. Banks such J.P. Morgan, Citicorp, and BankAmerica Corp. added tremendous value to the portfolio. Several insurance companies also had a positive impact on the fund's results: among them, CIGNA Corp. and Aetna Life & Casualty.

In addition to successes realized from our decision to weight the portfolio heavily in the insurance and finance sector, our strategy of careful individual stock selection among diverse industries helped the fund deliver solid results this year. Our selectivity was informed by intensive, bottom-up research that identified companies with what we consider exceptional long-term earning power. We sought and found value in businesses undergoing changes that, in our opinion, had the potential to boost their stock prices. Many of the companies we conside-red have recently restructured, cut costs, enhanced their product lines, or un-dertaken positive management changes. Examples of holdings in the fund that have been strong performers this year are Xerox Corporation (business equipment and services), Case Corporation (basic industrial products), W.R. Grace & Co. (che-micals), Bristol-Myers Squibb Co. (pharmaceuticals), and Philip Morris Compa, nies, Inc. (consumer nondurables).

In our view, the continued growth of emerging economies world-wide, the largest of which are those of China and India, has had and may continue to have a posi-tive effect on many U.S. corporations. This has been so despite a slowdown in the domestic economy. We believe that, in particular, companies that have a glo-bal perspective are especially likely to prosper; Avon, Eastman Kodak, and Phi-lip Morris are examples of such companies in your fund's portfolio.

SLIGHT INFLUENCE FROM WEAKNESS IN RETAIL AND AUTOMOTIVE SECTORS
While your fund's retail position was smaller than one would expect, we would have done better to have kept it smaller still. Even such prominent retail names as J.C. Penney and Woolworth continued to experience problems and less than stellar results this

[Bar Chart - Page 5]

TOP INDUSTRY SECTORS *
--------------------------------------------------------------------
Insurance and finance        13.9
Oil and gas                   9.7
Utilities                     9.6
Conglomerates                 7.9
Consumer nondurables          7.8
--------------------------------------------------------------------
* Based on net assets as of 11/30/95. Holdings will vary over time.

year due to weak demand and heavy competition. However, since this sector cons-tituted a mere 4% of the fund's holdings even at its peak, any negative impact to the fund was minimal.

Similarly, automotive companies, considered among the most volatile of the cy-clical* stocks, provided lackluster performance yet averaged only about 3% of your fund's holdings during the period.

In contrast, your fund had a relatively high weighting in utilities, particular-ly telephone companies, up to roughly 10% of net assets. After a difficult 1994, many utilities -- higher-yielding securities often bolstered by declining inte-rest rates -- proved strong performers in 1995. Consequently, we maintained the fund's weighting in utilities at approximately 10% throughout fiscal 1995.

SHIFTING EMPHASIS TO CYCLICAL, INDUSTRIAL STOCKS
Throughout the period we have believed that because of the banking industry's positive underlying fundamentals and widespread consolidation -- which sparked considerable merger and takeover activity this year -- a great deal of opportu-nity was to be found in the financial sector. Results have proved us correct. It has not been unusual to see bank stocks held in your fund's portfolio increase in value 40% to 50% -- in some cases, as much as 60% -- since the fund was laun-ched. Following a continuous and beneficial drop in interest rates throughout the period, we began to take profits from financial sector stocks in the last two months of the fund's fiscal year. By the end of the year, we had reduced their portfolio weighting to just below 6% of net assets.

In preparation for an even more pronounced domestic economic slowdown, otherwise known as a soft landing, we are shifting our investment emphasis away from fi-nancials. At the same time, we are seeing new value in cyclical and industrial stocks. These stocks give us an opportunity to invest early in an area we feel holds promise for long-term strength in the export-lead growth of the domestic economy. In the coming years, we believe a long-term trend toward superior rela-tive performance will become evident in general within the industrial side of the economy, which has the potential to benefit most from the globalization of U.S. companies.

We added several new cyclical/industrial names to the portfolio at the close of fiscal 1995. Ryder and Echlin are recent additions

* Cyclical stocks are those most likely to benefit during the early phase of an economic recovery, and generally include stocks of paper, metals, automotive, and industrial companies.

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TOP 10HOLDINGS * (11/30/95)
-------------------------------------------------------------------------------
EASTMAN KODAK COMPANY
Photographic equipment
-------------------------------------------------------------------------------
FLEET FINANCIAL GROUP, INC.
Insurance and finance
-------------------------------------------------------------------------------
TRW, INC.
Space, defense, automotive goods
-------------------------------------------------------------------------------
AVON PRODUCTS, INC.
Beauty care products, fashion jewelry
-------------------------------------------------------------------------------
PHILIP MORRIS COMPANIES, INC.
Domestic food processing, alcohol, and tobacco
-------------------------------------------------------------------------------
J.P. MORGAN &COMPANY, INC.
Banking and finance, multinational
-------------------------------------------------------------------------------
PHARMACIA &UPJOHN, INC.
Pharmaceuticals
-------------------------------------------------------------------------------
BAXTER INTERNATIONAL, INC.
Medical devices and technology
-------------------------------------------------------------------------------
BANKAMERICA CORP.
Regional financial services
-------------------------------------------------------------------------------
BRISTOL-MYERS SQUIBB COMPANY
Medical devices, drugs, toiletries, health products
-------------------------------------------------------------------------------
* These holdings represent 20.5% of the fund's net assets. Portfolio holdings will vary over time.

and we increased our commitment to Weyerhaeuser in the forest products sector. As of this writing, we have also purchased stocks of Minnesota Mining & Manufac-turing (3M Company).

OUTLOOK: STEADY TOTAL RETURN VEHICLE OVER TIME
Despite its growth in assets this year, due to its strategically small size
-- 75 to 90 stocks -- your fund retains the flexibility to move in and out of positions as market conditions dictate. We feel such agility can provide an added advantage in an uncertain market. Whatever occurs in the months ahead, Putnam's basic value equity approach of investing for long-term growth potential and seeking out undervalued companies that perform well through market ups and downs should continue to serve your fund in the coming year.

We are pleased with the initial year's performance and believe the fund has a promising future as a steady total-return vehicle for investors seeking moderate growth with some income and with lower risk than many other equity funds, over time.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed fa-vorably as of 11/30/95, there is no guarantee that the fund will continue to hold these securities in the future.

PERFORMANCE SUMMARY

Performance should always be considered in light of a fund's investment strate-gy. Putnam Growth and Income Fund II is designed for investors seeking primarily capital growth, but also current income potential through common stocks.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assu-ming you held the shares through the entire period and reinvested all distribu-tions back into the fund.

TOTAL RETURNS FOR PERIOD ENDED 11/30/95
                         CLASS A            CLASS B              CLASS M
                        (1/5/95)           (1/5/95)             (1/5/95)
                     NAV       POP       NAV      CDSC       NAV       POP
-------------------------------------------------------------------------------
Life of class      30.62%    23.11%    29.72%    24.72%    30.04%    25.48%
-------------------------------------------------------------------------------

COMPARATIVE RETURNS FOR PERIOD ENDED 11/30/95
                                       STANDARD & POOR'S          CONSUMER
                                               500 INDEX       PRICE INDEX
-------------------------------------------------------------------------------
Life of class                                      34.32%             2.61%
-------------------------------------------------------------------------------

TOTAL RETURNS FOR PERIOD ENDED 12/31/95
(Most recent calendar quarter)
                        CLASS A             CLASS B             CLASS M
                     NAV       POP       NAV      CDSC       NAV       POP
-------------------------------------------------------------------------------
Life of class      33.48%    25.81%    32.48%    27.48%    32.87%    28.21%
-------------------------------------------------------------------------------
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC for class B shares assumes 5% maxi-mum contingent deferred sales charge.

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[Line Chart - Page 9]

GROWTH OFA $10,000 INVESTMENT
-------------------------------------------------------------------------------
             FUND'S CLASS A       STANDARD & POOR'S        CONSUMER
              SHARES AT POP           500 INDEX           PRICE INDEX
-------------------------------------------------------------------------------
 1/31/95       $ 9,425                 $10,243              $10,040
 2/28/95         9,901                  10,612               10,080
 3/31/95        10,155                  10,971               10,114
 4/30/95        10,409                  11,277               10,147
 5/31/95        10,829                  11,687               10,167
 6/30/95        10,984                  12,014               10,187
 7/31/95        11,284                  12,396               10,187
8/31/95         11,496                  12,392               10,214
9/30/95         11,886                  12,966               10,234
10/31/95        11,685                  12,902               10,267
11/30/95       $12,311                 $13,432              $10,261
-------------------------------------------------------------------------------
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 1/5/95 would have been valued at $12,972 on 11/30/95 ($12,472 with a redemption at the end of the period). A $10,000 in-vestment in the fund's class M shares at inception on 1/5/95 would have been va-lued at $13,004 at net asset value on 11/30/95; at public offering price, $12,548.


PRICE AND DISTRIBUTION INFORMATION
Period ended 11/30/95
                                   CLASS A        CLASS B         CLASS M
-------------------------------------------------------------------------------
DISTRIBUTIONS (NUMBER):                2              2               2
-------------------------------------------------------------------------------
Income                               $0.12         $0.096          $0.103
-------------------------------------------------------------------------------
Total                                $0.12         $0.096          $0.103
-------------------------------------------------------------------------------
SHARE VALUE:                      NAV       POP       NAV       NAV       POP
-------------------------------------------------------------------------------
1/5/95                         $ 8.53    $ 9.05    $ 8.53    $ 8.53    $ 8.84
-------------------------------------------------------------------------------
11/30/95                        11.01     11.68     10.96     10.98     11.38
-------------------------------------------------------------------------------
CURRENT RETURN:
-------------------------------------------------------------------------------
End of period
Current dividend rate (1)        2.18%     2.05%     1.72%     1.82%     1.76%
-------------------------------------------------------------------------------
Current 30-day SEC yield (2)     1.56      1.47      0.82      1.07      1.03
-------------------------------------------------------------------------------
(1) Income portion of most recent distribution, annualized and divided by NAV or POP at end of period. (2) Based on investment income, calculated using SEC gui-delines.

TERMS AND DEFINITIONS

CLASS A SHARES are generally subject to an initial sales charge.

CLASS B SHARES may be subject to a sales charge upon redemption.

CLASS M SHARES have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabili-ties, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

CONTINGENT DEFERRED SALES CHARGE (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies

STANDARD & POOR'S 500 INDEX is an unmanaged list of common stocks that is fre-quently used as a general measure of stock market performance.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

These indexes assume reinvestment of all distributions and do not take into account brokerage commissions or other costs. The fund's portfolio contains se-curities that do not match those in the indexes and performance will differ. It is not possible to invest in an index.

A PUTNAM PERSPECTIVE ON RISK AND REWARD



You've probably been told how important it is to understand the relationship be-tween an investment's potential rewards and its accompanying risks. Given the cautionary nature of such instructions, it may take most investors a while to realize that risk has a positive side.

EVERY RISK SIGNALS A POTENTIAL REWARD. Selecting only those investments that offer the greatest degree of security generally leads to only modest rewards. Furthermore, even insured or guaranteed investments may be subject to changes in their rates of return or, in some cases, in their principal values. Experienced investors know that no investment is truly risk free and are therefore willing to take on some measure of risk in order to increase their potential gains.

THE GREATER THE RISK, THE GREATER THE POTENTIAL REWARD. Accepting an appropriate level of investment risk can give you a better chance of outpacing inflation over time and seeking to maximize your investment's return. How much risk? Your financial advisor's feedback and your time horizon can make all the difference in determining how much risk is compatible with your investment goals and your peace of mind.

FITTING YOUR FUND SELECTION TO YOUR RISK TOLERANCE
How do you find the right balance between investment risks and their potential rewards? It's helpful to understand the types of risks that can apply to diffe-rent types of investments, and to look at your own portfolio with this perspec-tive.

For short-term goals, your first priority may be managing market risk. Longer-term investors may be more concerned with inflation risk. And all income-orien-ted investors should consider interest-rate, credit, and prepayment risks care-fully. Within each of Putnam's four investment categories, you can select funds with differing levels of risk and reward potential to customize your portfolio.

This list covers only the most general types of risks; however, each investment will also have its own specific risks. You will find a more detailed discussion of these risk considerations in each fund's prospectus.

A RUNDOWN OF RISK TYPES

MARKET RISK Most important for stock funds, but relevant to all funds, this is a measure of how sensitive a fund's holdings are to changes in general market conditions. Remember, though, that securities that lose value quickly in market declines may also show the strongest gains in more favorable environments.

INTEREST-RATE RISK Since bond prices fall as interest rates rise, this type of risk is a particular concern for fixed-income investors. However, interest-rate increases can also have a substantial negative effect on the stock market.

INFLATION RISK If your investments cannot keep pace with inflation, your money will begin to lose its purchasing power. Stock investments are generally consi-dered among the best ways of addressing inflation risk over the long term.

CREDIT AND PREPAYMENT RISK Credit risk is the concern that the security's issuer will not be able to meet its payment, while prepayment risk involves the prema-ture payoff of a loan, with a resulting loss of interest income. Professional management and in-depth research are invaluable in managing both these risks.

LIQUIDITY RISK Not all investments can be readily converted into cash at their perceived market values. Liquidity risk can affect the price of securities held in the fund's portfolio and, thus, the fund's share prices.

REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal period ended November 30, 1995

To the Trustees and Shareholders of
Putnam Growth and Income Fund II

We have audited the accompanying statement of assets and liabilities of Putnam Growth and Income Fund II, including the portfolio of investments owned, as of November 30, 1995, and the related statement of operations and the statement of changes in net assets for the period January 5, 1995 (commencement of opera-tions) to November 30, 1995 and the financial highlights for each of the periods indicated therein. These financial statement and financial highlights are the responsibility of the fund's management. Our resposibility is to express an opi-nion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. And audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Growth and Income Fund II as of November 30, 1995, the results of its operations and the changes in its net assets for the period January 5, 1995 (commencement of operations) to November 30, 1995 and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                        Coopers & Lybrand L.L.P.

Boston, Massachusetts
January 15, 1996

PORTFOLIO OF INVESTMENTS OWNED
November 30, 1995

COMMON STOCKS (93.0%)
NUMBER OF SHARES                                                         VALUE

AEROSPACE AND DEFENSE (1.2%)
-------------------------------------------------------------------------------
  53,700  Lockheed Martin Corp.                                  $   3,940,238
  36,312  Sundstrand Corp.                                           2,351,202
                                                               ----------------
                                                                     6,291,440
AUTOMOTIVE (5.7%)
-------------------------------------------------------------------------------
  76,356  Chrysler Corp.                                             3,960,968
 172,950  Echlin, Inc.                                               6,312,675
 137,450  General Motors Corp.                                       6,666,325
 140,935  General Motors Corp. Class H                               6,694,413
  35,160  Magna International, Inc. Class A                          1,529,460
 144,100  Varity Corp. +                                             5,583,875
                                                               ----------------
                                                                    30,747,716
BASIC INDUSTRIAL PRODUCTS (1.0%)
-------------------------------------------------------------------------------
 175,300  General Signal Corp.                                       5,653,425

BUILDING AND CONSTRUCTION (0.4%)
-------------------------------------------------------------------------------
  76,000  Masco Corp.                                                2,242,000

BUSINESS EQUIPMENT AND SERVICES (3.3%)
-------------------------------------------------------------------------------
 110,098  Dun & Bradstreet Corp.                                     6,867,363
  39,806  IBM Corp.                                                  3,846,255
  53,518  Xerox Corp.                                                7,338,656
                                                               ----------------
                                                                    18,052,274
CHEMICALS (4.0%)
-------------------------------------------------------------------------------
 120,237  du Pont (E.I.) de Nemours & Co., Ltd.                      7,995,761
  41,656  Eastman Chemical Co.                                       2,733,675
  42,961  Grace (W.R.) & Co.                                         2,609,881
 113,245  Union Carbide Corp.                                        4,487,333
 135,910  Witco Chemical Corp.                                       4,179,233
                                                               ----------------
                                                                    22,005,883
CONGLOMERATES (7.9%)
-------------------------------------------------------------------------------
 263,700  Corning, Inc.                                              7,943,963
  59,335  ITT Corp.                                                  7,275,954
  99,530  Johnson Controls, Inc.                                     6,892,453
 159,300  TRW, Inc.                                                 11,927,588
 110,532  Tenneco Inc. (New)                                         5,305,536
  38,161  United Technologies Corp.                                  3,577,594
                                                               ----------------
                                                                    42,923,088
CONSUMER NON DURABLES (7.8%)
-------------------------------------------------------------------------------
 129,550  American Brands, Inc.                                      5,408,713
 163,980  Avon Products, Inc.                                       11,909,048
  74,200  Clorox Co.                                                 5,620,650
 103,490  kimberly-Clark Corp.                                       7,955,794
 132,170  Philip Morris Co., Inc.                                   11,597,918
                                                               ----------------
                                                                    42,492,123

COMMON STOCKS
NUMBER OF SHARES                                                         VALUE

ELECTRONICS AND ELECTRICAL EQUIPMENT (2.4%)
-------------------------------------------------------------------------------
 131,210  Eaton Corp.                                             $  7,150,945
 119,875  Honeywell, Inc.                                            5,709,047
                                                               ----------------
                                                                    12,859,992
ENVIRONMENTAL CONTROL (0.9%)
-------------------------------------------------------------------------------
 169,452  WMX Technologies, Inc.                                     4,998,834

FOOD AND BEVERAGES (2.0%)
-------------------------------------------------------------------------------
 131,600  General Mills, Inc.                                        7,254,450
 112,445  Heinz (H.J.) Co.                                           3,584,184
                                                               ----------------
                                                                    10,838,634
FOREST PRODUCTS (2.2%)
-------------------------------------------------------------------------------
 124,100  Rayonier, Inc.                                             4,746,825
 163,700  Weyerhaeuser Co.                                           7,407,425
                                                               ----------------
                                                                    12,154,250
HEALTH CARE (1.6%)
-------------------------------------------------------------------------------
 207,113  Baxter International, Inc.                                 8,698,746

INSURANCE AND FINANCE (13.9%)
-------------------------------------------------------------------------------
  48,959  Aetna Life & Casualty Co.                                  3,592,367
  47,796  Allstate Corp.                                             1,959,636
 132,345  BankAmerica Corp.                                          8,420,451
 110,925  Bankers Trust New York Corp.                               7,196,259
  99,145  Beneficial Corp.                                           5,031,609
  37,067  CIGNA Corp.                                                4,077,370
  26,153  Federal National Mortgage Association                      2,863,754
 318,942  Fleet Financial Group, Inc. (New)                         13,315,829
 140,579  Morgan (J.P.) & Co., Inc.                                 11,035,452
  77,350  NationsBank Corp.                                          5,520,856
 248,300  PNC Bank Corp.                                             7,262,775
 314,712  Reliance Group Holdings, Inc.                              2,793,069
 137,450  USF&G Corp.                                                2,371,013
                                                               ----------------
                                                                    75,440,440
METALS AND MINING (0.4%)
-------------------------------------------------------------------------------
  78,150  Freeport-McMoRan Copper & Gold Co., Inc. Class A           2,110,050

OIL AND GAS (9.7%)
-------------------------------------------------------------------------------
 116,365  Amoco Corp.                                                7,883,716
  39,835  Atlantic Richfield Co.                                     4,317,118
  58,200  British Petroleum PLC ADR (United Kingdom)                 5,565,375
 115,594  Enron Corp.                                                4,334,775
  66,420  Exxon Corp.                                                5,139,248
  25,750  Mobil Corp.                                                2,687,656
 221,392  Occidental Petroleum Corp.                                 4,898,298
  95,650  Panhandle Eastern Corp.                                    2,714,069
 121,399  Phillips Petroleum Co.                                     4,036,517
 159,700  Sonat, Inc.                                                5,150,325
 190,610  Total Corp. ADR (France)                                   5,885,084
                                                               ----------------
                                                                    52,612,181

COMMON STOCKS
NUMBER OF SHARES                                                         VALUE

PHARMACEUTICALS (5.9%)
-------------------------------------------------------------------------------
  58,581  American Home Products Corp.                           $   5,345,516
 103,068  Bristol-Myers Squibb Co.                                   8,271,207
 285,896  Pharmacia & Upjohn, Inc.                                  10,256,506
  92,150  Warner-Lambert Co.                                         8,224,388
                                                               ----------------
                                                                    32,097,617
PHOTOGRAPHY (4.2%)
-------------------------------------------------------------------------------
 233,142  Eastman Kodak Co.                                         15,853,656
 154,585  Polaroid Corp.                                             7,130,233
                                                               ----------------
                                                                    22,983,889
PUBLISHING (0.9%)
-------------------------------------------------------------------------------
  60,550  McGraw-Hill, Inc.                                          5,071,063

REAL ESTATE (1.1%)
-------------------------------------------------------------------------------
 178,050  Meditrust Corp.                                            5,875,650

RETAIL (3.3%)
-------------------------------------------------------------------------------
 459,185  K mart Corp.                                               3,558,684
 163,595  Melville Corp.                                             5,091,894
  89,383  Penney (J.C.) Co., Inc.                                    4,189,828
 133,522  Sears, Roebuck & Co.                                       5,257,429
                                                               ----------------
                                                                    18,097,835
TRANSPORTATION (3.6%)
-------------------------------------------------------------------------------
  68,700  Canadian National Railway Co. (Canada)                     1,030,500
  81,614  Conrail, Inc.                                              5,702,778
 227,650  Ryder System, Inc.                                         5,435,144
 107,875  Union Pacific Corp.                                        7,308,531
                                                               ----------------
                                                                    19,476,953
UTILITIES (9.6%)
-------------------------------------------------------------------------------
  90,600  American Telephone & Telegraph Corp.                       5,979,600
  83,150  Bell Atlantic Corp.                                        5,238,450
 177,773  Cinergy Corp.                                              5,244,304
  94,450  Frontier Corp.                                             2,443,894
 163,300  NYNEX Corp.                                                8,103,763
 285,060  Northeast Utilities Co.                                    6,805,808
  74,200  Public Service Co. of Colorado                             2,559,900
  92,150  SBC Communications, Inc.                                   4,976,100
 198,326  Sprint Corp.                                               7,933,040
  69,774  Texas Utilities Co.                                        2,686,299
                                                               ----------------
                                                                    51,971,158
                                                               ----------------
          TOTAL COMMON STOCKS (cost $467,687,986)                $ 505,695,241

CONVERTIBLE PREFERRED STOCKS (1.9%)*
NUMBER OF SHARES                                                         VALUE

     51,550  Case Corp. Ser. A, $2.25 cv. pfd.                   $   5,412,750
     25,770  Citicorp Ser. 13, $5.375 cv. pfd.                       4,992,938
      3,800  Unisys Corp. Ser. A, $3.75 cv. pfd.                       115,900
                                                               ----------------
            TOTAL CONVERTIBLE PREFERRED STOCKS (cost $9,047,071) $  10,521,588

CONVERTIBLE BONDS AND NOTES (1.4%)*
PRINCIPAL AMOUNT                                                         VALUE

$ 2,735,000  Magna International cv. sub. deb. 5s, 2002          $   2,776,025
  6,250,000  Motorola Inc. cv. sub. deb. LYON (Liquid Yield
             Option Notes) zero %, 2013                              4,984,375
                                                               ----------------
             TOTAL CONVERTIBLE BONDS AND NOTES (cost $7,805,593) $   7,760,400

SHORT-TERM INVESTMENTS (3.0%)*
PRINCIPAL AMOUNT                                                         VALUE

$ 5,000,000  Federal National Mortgage Association 5.57s,
             January 11, 1996                                    $   4,968,282
 11,240,000  Interest in $798,484,000 joint repurchase agreement dated November 30, 1995 with Morgan (J.P.) & Co., Inc.
             due December 1, 1995 with respect to various U.S.
             Treasury obligations-maturity value of $11,241,830
             for an effective yield of 5.86%                        11,241,830
                                                               ----------------
             TOTAL SHORT-TERM INVESTMENTS (cost $16,210,112)     $  16,210,112
-------------------------------------------------------------------------------
             TOTAL INVESTMENTS (cost $500,750,762)***            $ 540,187,341
-------------------------------------------------------------------------------
  * Percentages indicated are based on net assets of $543,522,789.

  +  Non-income-producing security.

*** The aggregate identified cost for federal income tax purposes is $501,654,947, resulting in gross unrealized appreciation and depreciation of $45,216,622 and $6,684,228, respectively, or net unrealized appreciation of $38,532,394.

    ADR after the name of a holding stands for American Depository Receipt re-presenting ownership of foreign securities on deposit with a domestic custo-dian bank.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995

ASSETS
-------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $500,750,762) (Note 1)                           $540,187,341
-------------------------------------------------------------------------------
Cash                                                                       399
-------------------------------------------------------------------------------
Dividends and interest receivable                                    1,895,050
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                               8,423,403
-------------------------------------------------------------------------------
Receivable for securities sold                                       2,051,239
-------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                              72,322
-------------------------------------------------------------------------------
TOTAL ASSETS                                                       552,629,754

LIABILITIES
-------------------------------------------------------------------------------
Payable for securities purchased                                     7,042,334
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                             349,570
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 3)                           700,837
-------------------------------------------------------------------------------
Payable for administrative services (Note 3)                             1,622
-------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 3)                              249
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 3)             254,608
-------------------------------------------------------------------------------
Payable for distribution fees (Note 3)                                 324,907
-------------------------------------------------------------------------------
Payable for organization expense                                        74,298
-------------------------------------------------------------------------------
Other accrued expenses                                                 358,540
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    9,106,965
-------------------------------------------------------------------------------
NET ASSETS                                                        $543,522,789

REPRESENTED BY
-------------------------------------------------------------------------------
Paid-in capital (Notes 1, 5 and 6)                                $486,806,206
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                         1,047,745
-------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions (Note 1)   16,232,259
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                          39,436,579
-------------------------------------------------------------------------------
TOTAL -- REPRESENTING NET ASSETS APPLICABLE TO
CAPITAL SHARES OUTSTANDING                                        $543,522,789

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
-------------------------------------------------------------------------------
Net asset value and redemption price of class A shares
($250,328,080 divided by 22,742,240 shares)                             $11.01
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.01)*                 $11.68
-------------------------------------------------------------------------------
Net asset value and offering price of class B shares
($259,788,928 divided by 23,710,306 shares) +                           $10.96
-------------------------------------------------------------------------------
Net asset value and redemption price of class M shares
($33,405,781 divided by 3,043,463 shares)                               $10.98
-------------------------------------------------------------------------------
Offering price per class M share (100/96.5 of $10.98)*                  $11.38
-------------------------------------------------------------------------------
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

+ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the period January 5, 1995
(commencement of operations) to
November 30, 1995

INVESTMENT INCOME:
-------------------------------------------------------------------------------
Dividends (net of foreign taxes of $20,926)                         $6,399,171
-------------------------------------------------------------------------------
Interest                                                               590,876
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                              6,990,047

EXPENSES:
-------------------------------------------------------------------------------
Compensation of Manager (Note 3)                                     1,226,161
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 3)                         743,327
-------------------------------------------------------------------------------
Compensation of Trustees (Note 3)                                        5,983
-------------------------------------------------------------------------------
Reports to shareholders                                                 31,745
-------------------------------------------------------------------------------
Auditing                                                                62,571
-------------------------------------------------------------------------------
Legal                                                                   55,646
-------------------------------------------------------------------------------
Postage                                                                 36,165
-------------------------------------------------------------------------------
Distribution fees -- class A (Note 3)                                  218,076
-------------------------------------------------------------------------------
Distribution fees -- class B (Note 3)                                  885,445
-------------------------------------------------------------------------------
Distribution fees -- class M (Note 3)                                   96,727
-------------------------------------------------------------------------------
Administrative services (Note 3)                                         7,912
-------------------------------------------------------------------------------
Registration fees                                                      171,078
-------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                           1,976
-------------------------------------------------------------------------------
Other                                                                    3,250
-------------------------------------------------------------------------------
TOTAL EXPENSES                                                       3,546,062
-------------------------------------------------------------------------------
Expense reduction (Note 3)                                             (73,002)
-------------------------------------------------------------------------------
NET EXPENSES                                                         3,473,060
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                3,516,987
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 4)                    16,232,259
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period        31,872,124
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENT TRANSACTIONS                                 48,104,383
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $51,621,370
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                For the period
                                                               January 5, 1995
                                                                 (commencement
                                                             of operations) to
                                                                   November 30
                                                                          1995
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                                             $  3,516,987
-------------------------------------------------------------------------------
Net realized gain on investment transactions                        16,232,259
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                          31,872,124
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                51,621,370
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income:
    Class A                                                         (1,223,270)
    Class B                                                         (1,065,275)
    Class M                                                           (174,105)
-------------------------------------------------------------------------------
Increase from capital share transactions (Notes 5 and 6)           492,264,069
-------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       541,422,789
-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
Beginning of period (Note 2)                                         2,100,000
-------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income
of $1,047,745)                                                    $543,522,789
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                       FOR THE PERIOD       FOR THE PERIOD       FOR THE PERIOD
                                      JANUARY 5, 1995      JANUARY 5, 1995      JANUARY 5, 1995
                                        (COMMENCEMENT        (COMMENCEMENT        (COMMENCEMENT
                                    OF OPERATIONS) TO    OF OPERATIONS) TO    OF OPERATIONS) TO
                                          NOVEMBER 30          NOVEMBER 30          NOVEMBER 30
                                                 1995                 1995                 1995
--------------------------------------------------------------------------------------------------------------
                                              CLASS M              CLASS B              CLASS A
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $8.53                $8.53                $8.53
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income                             .12                  .11                  .15
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                   2.43                 2.42                 2.45
--------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT ACTIVITIES                 2.55                 2.53                 2.60
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income                           (.10)                (.10)                (.12)
--------------------------------------------------------------------------------------------------------------
 Net realized gain on investments                  --                   --                   --
--------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                              (.10)                (.10)                (.12)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $10.98               $10.96               $11.01
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT NAV (%) (a)          30.04(b)             29.72(b)             30.62(b)
--------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (in thousands)      $33,406             $259,789             $250,328
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net
assets (%) (c)                                   1.80(b)              2.03(b)              1.35(b)
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets (%)                           1.58(b)              1.36(b)              2.03(b)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          64.18                64.18                64.18
--------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) Not annualized.
(c) The ratio of expenses to average net assets for the period ended November 30, 1995 includes amounts paid through expense offset arrangements. See Note 3.

NOTES TO FINANCIAL STATEMENTS
November 30, 1995


NOTE 1
SIGNIFICANT ACCOUNTING POLICIES
The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth as a primary objective and current income as a secondary objective by in-vesting primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B and class M shares. The fund commenced its pu-blic offering of class A, class B and class M shares on January 5, 1995. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B sha-res, which convert to class A shares after eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than Class A shares, and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares and lower than class B shares. Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribu-tion plan or other matters on which a class vote is required by law or deter-mined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently fo-llowed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) SECURITY VALUATION Investments for which market quotations are readily avail-able are stated at market value, which is determined using the last reported sa-le price, or, if no sales are reported -- as in the case of some securities tra-ded over-the-counter -- the last reported bid price, except that certain U.S. government obligations are stated at the mean between the bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market, and other investments are stated at fair value following procedures approved by the Trustees.

B) JOINT TRADING ACCOUNT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account, along with the cash of other registered investment compa-nies managed by Putnam Investment Management, Inc., ("Putnam Management") the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. and cer-tain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) REPURCHASE AGREEMENTS The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 102% of the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). In-terest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) FEDERAL TAXES It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid impo-sition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and excise tax on income and capital gains.

F) DISTRIBUTIONS TO SHAREHOLDERS Distributions to shareholders from net invest-ment income are recorded by the fund on the ex-dividend date. Capital gain dis-tributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

The differences include treatment of amortization of bond premium and market discount. reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carry-overs) under income tax regulations.

For the period ended November 30, 1995, the fund reclassified $6,592 to decrease undistributed net investment income and $6,592 to increase paid-in-capital. The calculation of net investment per share in the financial highlights table exclu-des these adjustments.

G) UNAMORTIZED ORGANIZATION EXPENSES Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commi-ssion and with various states and the initial public offering of its shares were $74,298. These expenses are being amortize over a five-year period based on cu-rrent and projected net asset levels. The fund will reimburse Putnam Management for the payment of these expenses.


NOTE 2
INITIAL CAPITALIZATION AND OFFERING OF SHARES
The fund was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on October 5, 1994.

During the period October 5, 1994 to January 5, 1995, the fund had no operations other than those related to organizational matters, including the initial capi-tal contributions of $33,334, $33,333 and $33,333 for class A, class B and class M, respectively, and the issuance of 3,922 shares for each class to Putnam Mu-tual Funds Corp. on November 30, 1994. On January 3, 1995, Putnam Mutual Funds Corp. made subsequent capital contributions of $666,666, $666,667 and $666,667 for class A, class B and class M, respectively, and received 78,431 shares of each class.


NOTE 3
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS
Compensation of Putnam Investment Management, Inc. for management and investment advisory service is paid quarterly based on the average net assets for the fund for the quarter. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% of any excess the-reafter.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative ser-vices to the fund. The aggregate amount of all such reimbursements is determined annually by the trustees.

Trustees of the fund receive an annual Trustee's fee of $820, and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve in committees of the Trustees receive addi-tional fee for attendance at certain committee meetings.

During the period ended November 30, 1995, the fund adopted a Trustee Fee Defe-rral Plan (the "Plan") which allows the Trustees to defer the receipt of all or portion of Trustees Fees payable on or after July 1, 1995. The deferred fees re-main in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the plan.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the period ended November 30, 1995, fund expenses were reduced by $73,002 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arran-gements.

The fund has adopted distributions plans (the "Plan") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidairy of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have aproved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% ot the average net assets attributable to class A, class B and class M shares respectively.

For the period ended November 30, 1995, Putnam Mutual Funds Corp., acting as un-derwriter received net commissions of $476,365 and $50,489 from the sale of class A and class M shares, respectively and received $133,724 in contingent de-ferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the period ended November 30, 1995, Putnam Mutual Funds Corp., acting as underwriter recei-ved no monies on class A redemptions.


NOTE 4
PURCHASES AND SALES OF SECURITIES
During the period ended November 30, 1995, purchases and sales of investment securities other than short-term investments aggregated $555,354,498 and $141,134,845, respectively. There were no purchases or sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.


NOTE 5
CAPITAL SHARES
At November 30, 1995, there was an unlimited number of shares of beneficial in-terest authorized divided into three classes, designated class A, class B and class M capital stock. Transactions in capital shares were as follows:
                                                                FOR THE PERIOD
                                                               JANUARY 5, 1995
                                                                 (COMMENCEMENT
                                                             OF OPERATIONS) TO
                                                             NOVEMBER 30, 1995
CLASS A                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                 19,356,148            $191,344,508
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                  114,421               1,163,096
-------------------------------------------------------------------------------
Shares issued in connection with
the merger of Putnam Dividend Growth Fund    4,765,630              50,372,714
-------------------------------------------------------------------------------
                                            24,236,199             242,880,318
-------------------------------------------------------------------------------
Shares repurchased                          (1,576,312)            (16,055,983)
-------------------------------------------------------------------------------
NET INCREASE                                22,659,887            $226,824,335
-------------------------------------------------------------------------------
                                                                FOR THE PERIOD
                                                               JANUARY 5, 1995
                                                                 (COMMENCEMENT
                                                             OF OPERATIONS) TO
                                                             NOVEMBER 30, 1995
CLASS B                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                 23,950,321            $238,931,212
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                   99,507               1,010,371
-------------------------------------------------------------------------------
Shares issued in connection with
the merger of Putnam Dividend Growth Fund    1,116,576              11,768,715
-------------------------------------------------------------------------------
                                            25,166,404             251,710,298
-------------------------------------------------------------------------------
Shares repurchased                          (1,538,451)            (15,606,751)
-------------------------------------------------------------------------------
NET INCREASE                                23,627,953            $236,103,547
-------------------------------------------------------------------------------
                                                                FOR THE PERIOD
                                                               JANUARY 5, 1995
                                                                 (COMMENCEMENT
                                                             OF OPERATIONS) TO
                                                             NOVEMBER 30, 1995
CLASS M                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                  3,172,893             $31,479,095
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                    6,569                  64,181
-------------------------------------------------------------------------------
                                             3,179,462              31,543,276
-------------------------------------------------------------------------------
Shares repurchased                            (218,352)             (2,207,089)
-------------------------------------------------------------------------------
NET INCREASE                                 2,961,110             $29,336,187
-------------------------------------------------------------------------------


NOTE 6
ACQUISITION OF PUTNAM DIVIDEND GROWTH FUND
On September 22, 1995, the fund issued 4,765,630 and 1,116,576 of class A and class B shares, respectively, to shareholders of the Putnam Dividend Growth Fund to acquire the fund's net assets in a tax-free exchange approved by the share-holders. The net assets of the fund and Putnam Dividend Growth Fund on September 22, 1995, valuation date, were $343,915,341 and $62,141,429, respectively. On September 22, 1995, Putnam Dividend Growth Fund had an unrealized appreciation of $7,564,455.

The aggregate net assets of the fund immediately following the acquisition were $406,056,770.

FEDERAL TAX INFORMATION
(Unaudited)



The fund has designated 32.64% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

FUND INFORMATION

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers &Lybrand L.L.P.

TRUSTEES
George Putnam, Chairman                   William F. Pounds, Vice Chairman
Jameson Adkins Baxter                     Hans H. Estin
John A. Hill                              Elizabeth T. Kennan
Lawrence J. Lasser                        Robert E. Patterson
Donald S. Perkins                         George Putnam, III
Eli Shapiro                               A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam                             Charles E. Porter
President                                 Executive Vice President

Patricia C. Flaherty                      Lawrence J. Lasser
Senior Vice President                     Vice President

Gordon H. Silver                          Peter Carman
Vice President                            Vice President

Brett C. Browchuk                         Thomas V. Reilly
Vice President                            Vice President

Anthony I. Kreisel                        William N. Shiebler
Vice President and Fund Manager           Vice President

John R. Verani                            Paul M. O'Neil
Vice President                            Vice President

John D. Hughes                            Beverly Marcus
Senior Vice President and Treasurer       Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Growth and Income Fund II. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objec-tives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR EN-DORSED BY, ANY FINANCIAL INSTITUTION; ARE NOT INSURED BY THE FEDERAL DEPOSIT IN-SURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY; AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                                        ---------------
PUTNAM INVESTMENTS                                      Bulk Rate
                                                        U.S. Postage
THE PUTNAM FUNDS                                        PAID
One Post Office Square                                  Putnam
Boston, Massachusetts 02109                             Investments
                                                        ---------------







22181 949/990/096     1/96

APPENDIX TO FORM N-30D FILINGS TO DESCRIBE DIFFERENCES BETWEEN PRINTED AND EDGAR-FILED TEXTS:

 (1) Boldface typeface is displayed with capital letters, italic typeface is displayed in normal type.

 (2) Because the printed page breaks are not reflected, certain tabular and columnar headings and symbols are displayed differently in this filing.

 (3) Bullet points and similar graphic signals are omitted.

 (4) Page numbering has been omitted.

 (5) The trademark symbol has been replaced by (TM).

 (6) The copyright symbol has been replaced by (C).

 (7) The registered mark symbol has been replaced by (R).

 (8) The dagger symbol has been replaced by +

 (9) The double dagger symbol has been replaced by ++

(10) The triple dagger symbol has been replaced by +++

(11) The section symbol has been replaced by ^

(12) The double section symbol has been replaced by ^^

(13) The trile section symbol has been replaced by ^^^